Exhibit 10.3

Conformed

ACKNOWLEDGMENT

April 14, 2020

Reference is hereby made to that certain Receivables Purchase Agreement, dated as of September 11, 2012 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”), by and among LYB RECEIVABLES LLC, a Delaware limited liability company, as Seller, LYONDELL CHEMICAL COMPANY, a Delaware corporation, as Servicer, the various CONDUIT PURCHASERS, RELATED COMMITTED PURCHASERS, LC PARTICIPANTS and PURCHASER AGENTS party thereto, and MIZUHO BANK, LTD., as LC Bank and as Administrator. Capitalized terms that are used but not defined herein shall have the meanings set forth in, or by reference in, the Agreement.

Each of the undersigned, in its capacity as Purchaser Agent, Administrator or LC Bank, as applicable, (i) hereby acknowledges that the Seller has requested an amendment of clause (h) of Exhibit V to the Agreement concurrently with a substantially similar amendment to the defined term “Leverage Ratio” (and certain defined terms constituting components of such term) under the Lyondell Credit Agreement (as amended, restated, supplemented or otherwise modified prior to the date hereof) as reflected in that certain Amendment No. 2 to Amended and Restated Credit Agreement, dated as of April 14, 2020 (the “Amendment”), by and among LyondellBasell Industries N.V., as borrower, LYB Americas Finance Company LLC, as borrower, Bank of America, N.A., as administrative agent, and each of the lenders signatory thereto, a copy of which is attached as Exhibit A hereto, and (ii) agrees that the changes to the Lyondell Credit Agreement (as amended, restated, supplemented or otherwise modified prior to the date hereof) as reflected in the Amendment are incorporated in clause (h) of Exhibit V to the Agreement, and such clause is thereby amended, in accordance with the second paragraph of Section 5.1 of the Agreement.

All provisions of the Agreement, as amended and modified as set forth above, shall remain in full force and effect. All references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect, in each case referring to the Agreement shall be deemed to be references to the Agreement as amended by the Amendment. Neither the Amendment nor this Acknowledgment shall be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as specifically set forth herein. The Agreement, as amended as set forth above, is hereby ratified and confirmed in all respects.

This Acknowledgment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Acknowledgment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

This ACKNOWLEDGMENT shall be governed by, and construed in accordance with, the laws of the State of New York without regard to any otherwise applicable conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

This Acknowledgment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Acknowledgment shall be deemed to be a Transaction Document for all purposes of the Agreement and each other Transaction Document.

[Signatures begin on next page]

IN WITNESS WHEREOF, the parties have caused this Acknowledgment to be executed by their respective signatories thereunto duly authorized, as of the date first above written.

LYB RECEIVABLES LLC,
as the Seller

By:	/s/ Anuj Dhruv
Name:	Anuj Dhruv
Title:	Assistant Treasurer

Acknowledgment of Amendment to Leverage Ratio

(LYB Receivables LLC)

LYONDELL CHEMICAL COMPANY,
as the Servicer

By:	/s/ Anuj Dhruv
Name:	Anuj Dhruv
Title:	Assistant Treasurer

Acknowledgment of Amendment to Leverage Ratio

(LYB Receivables LLC)

MIZUHO BANK, LTD.,
as LC Bank

By:	/s/ Richard A. Burke
Name:	Richard A. Burke
Title:	Managing Director

Acknowledgment of Amendment to Leverage Ratio

(LYB Receivables LLC)

MIZUHO BANK, LTD.,
as a Purchaser Agent

By:	/s/ Richard A. Burke
Name:	Richard A. Burke
Title:	Managing Director

Acknowledgment of Amendment to Leverage Ratio

(LYB Receivables LLC)

MIZUHO BANK, LTD.,
as Administrator

By:	/s/ Richard A. Burke
Name:	Richard A. Burke
Title:	Managing Director

Acknowledgment of Amendment to Leverage Ratio

(LYB Receivables LLC)

MUFG BANK, LTD.,
as a Purchaser Agent

By:	/s/ Eric Williams
Name:	Eric Williams
Title:	Managing Director

Acknowledgment of Amendment to Leverage Ratio

(LYB Receivables LLC)

SMBC NIKKO SECURITIES AMERICA, INC.,
as a Purchaser Agent

By:	/s/ Yukimi Konno
Name:	Yukimi Konno
Title:	Managing Director

Acknowledgment of Amendment to Leverage Ratio

(LYB Receivables LLC)

EXHIBIT A

(ATTACHED)

Exhibit A

AMENDMENT NO. 2 TO

amended and restated CREDIT AGREEMENT

This Amendment No. 2 to Amended and Restated Credit Agreement (this “Amendment”), dated as of April 14, 2020, is made by and among LYONDELLBASELL INDUSTRIES N.V., a naamloze vennootschap (a public limited liability company) formed under the laws of The Netherlands (the “Company”), LYB AMERICAS FINANCE COMPANY LLC, a Delaware limited liability company (the “Co-Borrower”, and together with the Company, the “Borrowers”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.

W I T N E S S E T H:

WHEREAS, each of the Company, the Co-Borrower, the Administrative Agent, and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of June 5, 2014 (as amended by the certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of June 3, 2016, and as further amended, modified, supplemented, extended, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement as amended hereby); and

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement in certain respects; and

WHEREAS, the Administrative Agent and the Lenders party hereto, which constitute the Required Lenders, are willing to amend the Credit Agreement as set forth below on the terms and conditions contained in this Amendment;

NOW, THEREFORE, in consideration of the premises herein and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.              Amendments to Credit Agreement. Subject to the terms and conditions set forth herein:

(a)                Section 1.01 of the Credit Agreement shall be amended by adding the following two defined terms, in alphabetical order, as set forth below:

““Liquidity” means, as of any date of determination, the sum of (a) Unrestricted Net Cash as of such date, plus (b) the aggregate USD Commitments available to be drawn by the Borrowers under the terms hereof (including the satisfaction of the conditions precedent set forth in Section 3.02(a) and (b)) as of such date, plus (c) the aggregate U.S. Dollar Equivalent of EUR Commitments available to be drawn by the Company under the terms hereof (including the satisfaction of the conditions precedent set forth in Section 3.02(a) and (b)) as of such date, plus (d) the aggregate commitments available to be drawn by the Company or any Subsidiary under all Qualified Receivables Financings as of such date, minus (e) Indebtedness of each Borrower in respect of any commercial paper outstanding as of such date. For purposes of this definition, the amount of any cash or cash equivalents denominated in any currency other than U.S. Dollars as of any date of determination shall be the equivalent in U.S. Dollars of such amount, as calculated by the Company based on an applicable currency exchange rate as of such date.”

““Unrestricted Net Cash” means, as of any date of determination, the sum of (a) 100% of the unrestricted cash and cash equivalents, free of any Liens securing Indebtedness for borrowed money (excluding Indebtedness in respect of a Qualified Receivables Financing) or direct or contingent obligations arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments, held in the United States by the Company and its Subsidiaries as of such date, plus (b) 95% of the unrestricted cash and cash equivalents, free of any Liens securing Indebtedness for borrowed money (excluding Indebtedness in respect of a Qualified Receivables Financing) or direct or contingent obligations arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments, held outside of the United States by the Company and its Subsidiaries as of such date, minus (c) $300,000,000; provided, however, that in no event shall the sum of Unrestricted Net Cash be less than zero.”

(b)                The definition of “Leverage Ratio” in Section 1.01 of the Credit Agreement shall be amended by deleting the term “Total Funded Debt” appearing therein and replacing such term with “Total Net Funded Debt” in lieu thereof.

(c)                The definition of “Restricted Payment” in Section 1.01 of the Credit Agreement shall be amended and restated so that, after giving effect to this Amendment, “Restricted Payment” shall read in its entirety as set forth below:

““Restricted Payment” means (a) any payment of any dividends on or any other distributions in respect of any class or series of Capital Stock of the Company and (b) the direct or indirect purchase, redemption, or other acquisition or retirement of any of the Capital Stock of the Company or any warrants, options, or similar instruments to acquire the same.”

(d)                The definition of “Total Funded Debt” in Section 1.01 of the Credit Agreement shall be deleted and replaced with the following definition of “Total Net Funded Debt”:

““Total Net Funded Debt” means, as of any date of determination, the sum, without duplication, of (a) Indebtedness of the type set forth in clauses (a)(i) through (iv) and, to the extent it relates to Indebtedness of the foregoing types, clauses (b) and (c) of the definition thereof, of the Company and its Subsidiaries as of such date, if and to the extent such Indebtedness would appear as a liability upon the consolidated balance sheet (excluding the footnotes thereto) of the Company and its Subsidiaries prepared in accordance with GAAP, minus (b) Unrestricted Net Cash as of such date.”

(e)                Section 5.12 of the Credit Agreement shall be amended and restated so that, after giving effect to this Amendment, Section 5.12 shall read in its entirety as set forth below:

“Section 5.12 Dividends and Certain Other Restricted Payments. (a) The Company will not declare or make any Restricted Payment of the type described in clause (a) of the definition thereof (other than a dividend payable solely in Capital Stock of the Company) (i) at any time an Event of Default exists or (ii) at any time that Liquidity is less than $1,000,000,000; and (b) the Company will not, nor will permit any of its Subsidiaries to, directly or indirectly make any Restricted Payments of the type described in clause (b) of the definition thereof (i) at any time an Event of Default exists or (ii) at any time that Liquidity is less than $2,000,000,000; provided, however, that the foregoing shall not operate to prevent the making of dividends or distributions within 60 days after their declaration by the Company, if at the declaration date thereof, the declaration of such Restricted Payment was permitted by the foregoing clause (a).”

LyondellBasell Industries N.V.
Amendment No. 2 to Amended and Restated Credit Agreement

(f)                 Schedule 9.07 of the Credit Agreement shall be amended by amending and restating the US Taxpayer ID of the Co-Borrower set forth therein to read as follows:

“US Taxpayer ID: 75-3260806”

2.              Effectiveness; Conditions Precedent. This Amendment and the amendments to the Credit Agreement provided in Section 1 hereof shall be effective as of the date first written above upon the satisfaction of the following conditions precedent:

(a)                the Administrative Agent shall have received counterparts of this Amendment, duly executed by each Borrower, the Administrative Agent and the Lenders constituting the Required Lenders, which counterparts may be delivered by telefacsimile or other electronic means (including .pdf); and

(b)                (i) the Borrowers shall have paid any fees in U.S. Dollars required to be paid on date hereof pursuant to that certain Engagement Letter dated as of April 7, 2020 by and among the Borrowers, Bank of America and BofA Securities, Inc. (as successor to Merrill Lynch, Pierce, Fenner & Smith Incorporated); and (ii) to the extent the Borrowers have received an invoice therefor no later than 12:00 noon one (1) Business Day prior to the date hereof, all other reasonable fees and expenses incurred or payable in connection with the execution and delivery of this Amendment (including the reasonable fees and expenses of counsel to the Administrative Agent) required to be reimbursed or paid by the Borrowers pursuant to Section 9.12(a)(i) of the Credit Agreement shall have been paid in full.

3.              Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a)                The representations and warranties made by each Borrower in Article IV of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (except that any representation and warranty that is qualified by materiality shall to the extent so qualified be true and correct in all respects), except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (except that any representation and warranty that is qualified by materiality shall to the extent so qualified be true and correct in all respects), except that the representations and warranties contained Section 4.04 shall be deemed to refer to the most recent statements furnished pursuant to clause (b) of Section 5.01;

(b)                This Amendment has been duly authorized, executed and delivered by each Borrower and constitutes a legal, valid and binding obligation of such parties, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting the rights of creditors, and subject to equitable principles of general application; and

(c)                After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, or would result from the effectiveness of this Amendment.

LyondellBasell Industries N.V.
Amendment No. 2 to Amended and Restated Credit Agreement

4.             Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 9.10 of the Credit Agreement. This Agreement shall constitute a “Loan Document” under and as defined in the Credit Agreement.

5.             Full Force and Effect of Credit Agreement. Except as hereby specifically amended, waived, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its respective terms.

6.             Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, and shall be further subject to the provisions of Sections 9.21 and 9.22 of the Credit Agreement.

7.             Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

8.             References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

9.             Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each Borrower, the Administrative Agent and each of the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 9.09 of the Credit Agreement.

10.           No Novation. Neither the execution and delivery of this Amendment nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Credit Agreement or of any of the other Loan Documents or any obligations thereunder.

11.           Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution”, “signed”, “signature”, and words of like import in this Amendment shall be deemed to include electronic signatures and digital copies of a signatory's manual signature, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature pages follow.]

LyondellBasell Industries N.V.
Amendment No. 2 to Amended and Restated Credit Agreement